SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    April 21, 1998


                     Wisconsin Power and Light Company
             (Exact name of registrant as specified in its charter)


     Wisconsin                        0-337                    39-0714890
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On April 21, 1998, following receipt of final regulatory approval, the three-way business combination (the "Merger") between WPL Holdings, Inc., a holding company incorporated under the laws of the State of Wisconsin ("WPLH") and the parent corporation of Wisconsin Power and Light Company (the "Company"), IES Industries Inc., a holding company incorporated under the laws of the State of Iowa ("IES"), and Interstate Power Company, an operating public utility incorporated under the laws of the State of Delaware ("IPC"), was consummated in accordance with the terms of an Agreement and Plan of Merger, dated as of November 10, 1995 (as amended on May 22, 1996 and August 16, 1996) by and among WPLH, IES and IPC, among others (the "Merger Agreement"). In the Merger, WPLH, as the surviving holding company, changed its name to Interstate Energy Corporation ("IEC") and is currently doing business as Alliant Corporation.

          Pursuant to the terms of the Merger Agreement, IES was merged with and into WPLH (n/k/a IEC) and each outstanding share of IES common stock was converted into the right to receive 1.14 shares of IEC common stock. Similarly, an acquisition subsidiary of IEC was merged with and into IPC (with IPC as the surviving corporation) and each outstanding share of IPC common stock was converted into the right to receive 1.11 shares of IEC common stock. At the effective time of the Merger, there were 30,761,923 and 9,768,907 shares of IES common stock and IPC common stock outstanding, respectively. All outstanding shares of WPLH common stock remain unchanged and outstanding as shares of IEC common stock following the Merger.

          As a result of the Merger, IES Utilities Inc. and IPC joined the Company as the operating public utility subsidiaries of IEC. The outstanding shares of preferred stock and debt securities of the Company as well as IES Utilities Inc. and IPC were unaffected by the Merger. In connection with the Merger, IEC filed an application to become and is now a registered public utility holding company under the Public Utility Holding Company Act of 1935, as amended. The Merger will be accounted for as a pooling of interests for accounting purposes.

          The Merger Agreement and the amendments thereto are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The discussion above is qualified in its entirety by reference to that agreement and the amendments thereto.

          Concurrent with the consummation of the Merger, the Board of Directors of the Company was reconstituted. The current directors of the Company are:

          Alan B. Arends           Milton E. Neshek
          Erroll B. Davis, Jr.     Jack R. Newman
          Rockne G. Flowers        Judith D. Pyle
          Joyce L. Hanes           Robert D. Ray
          Lee Liu                  David Q. Reed
          Katharine C. Lyall       Robert W. Schlutz
          Arnold M. Nemirow        Wayne H. Stoppelmoor
                                   Anthony R. Weiler

          The current executive officers of the Company are:

          Erroll B. Davis, Jr. - Chief Executive Officer
          William D. Harvey - President
          Daniel A. Doyle - Vice President-Fossil Plants
          John E. Ebright - Vice President-Controller
          Dean E. Ekstrom - Vice President-Sales and Service
          John F. Franz, Jr. - Vice President-Nuclear Operations
          Edward M. Gleason - Vice President-Treasurer and Corporate
                                Secretary
          Daniel L. Mineck - Vice President-Performance Engineering and
                                Environmental
          Kim K. Zuhlke - Vice President-Customer Operations
          David L. Wilson - Assistant Vice President-Nuclear Operations Donald D. Jannette - Assistant Corporate Secretary
          Steven F. Price - Assistant Treasurer
          Robert A. Rusch - Assistant Treasurer


   Item 7.     Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WISCONSIN POWER AND LIGHT COMPANY


   Date:  May 8, 1998.             By:  /s/ Erroll B. Davis, Jr.
                                        Erroll B. Davis, Jr.
                                        Chief Executive Officer

                        WISCONSIN POWER AND LIGHT COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                              Dated April 21, 1998

    Exhibit

    (2.1) Agreement and Plan of Merger, dated as of November
          10, 1995, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company and AMW Acquisition, Inc. [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated November 10, 1995]

    (2.2) Amendment No. 1 to Agreement and Plan of Merger and
          Stock Option Agreements, dated as of May 22, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, a Delaware corporation, AMW Acquisition, Inc., WPLH Acquisition Co. and Interstate Power Company, a Wisconsin corporation [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated May 22, 1996]

    (2.3) Amendment No. 2 to Agreement and Plan of Merger, dated as of August 16, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, a Delaware corporation, WPLH Acquisition Co. and Interstate Power Company, a Wisconsin corporation [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated August 16, 1996]